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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               September 20, 2004
                Date of Report (Date of earliest event reported)



                                   CD&L, INC.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                          0-26954               22-3350958
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)



80 WESLEY STREET, SOUTH HACKENSACK, NEW JERSEY                    07606
(Address of principal executive offices)                        (Zip Code)


(Registrant's telephone number, including area code)          (201) 487-7740

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A


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ITEM 8.01.      OTHER EVENTS.

         In a press release dated September 15, 2004, the Registrant announced that the term of the Rights Offering would be extended to October 15, 2004. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ITEM 9.01.      Financial Statements and Exhibits.

                (c)

                  99.1    Press Release of Registrant  dated September 15, 2004




Dated:  September 20, 2004                                CD&L, INC.


                                                By:  \s\ Russell J. Reardon
                                                     -----------------------
                                                     Russell J. Reardon
                                                     Vice President and
                                                     Chief Financial Officer